Fair Value Measurements - Change in Balance Sheet Carrying Value Associated with Level 3 Financial Instruments Carried at Fair Value on Recurring Basis (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Change in balance sheet carrying value associated with Level 3 financial instruments carried at fair value on a recurring basis [Roll Forward]
Balance, beginning of period	$ 532,155	$ 498,657	$ 556,963
Total gains/(losses) (realized and unrealized):
Included in earnings	(21,490)	23,149	(69,595)
Included in other comprehensive income	63,813	0	0
Included in earnings - accretion of discount	7,596	10,349	11,289
Proceeds from sale	(582,074)	0	0
Transfers in and/or out of level 3	0	0	0
Balance, end of period	0	532,155	498,657
Change in unrealized gains/(losses) relating to instruments still held at the reporting date	$ 0	$ 23,149	$ (69,595)